                                                                    Exhibit 99.3

                        WAVETEK WANDEL GOLTERMANN, INC.

                          CONSOLIDATED BALANCE SHEETS
            (Dollars and Shares In Thousands, Except Per Share Data)

                                                       March 31,  September 30,
                                                         2000         1999
                                                      ----------- -------------
                                                      (unaudited)    (note)
                       ASSETS
Current assets:
  Cash and cash equivalents .........................  $ 17,974     $ 17,089
  Accounts receivable (less allowance for doubtful
   accounts of $4,071 at March 31, 2000 (unaudited)
   and $4,608 at September 30, 1999) ................    92,113      102,532
  Inventories .......................................    71,506       62,515
  Deferred income taxes .............................     6,467        8,922
  Other current assets ..............................    13,997       13,636
                                                       --------     --------
    Total current assets ............................   202,057      204,694
Property, plant and equipment, net ..................    53,066       60,575
Intangible assets, net ..............................   136,903      162,482
Other non-current assets ............................     5,457        6,982
                                                       --------     --------
    Total assets ....................................  $397,483     $434,733
                                                       ========     ========
        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable to banks ............................  $  9,094     $ 17,510
  Current portion of long-term obligations ..........     5,079        6,202
  Current portion of long-term obligations to related
   parties ..........................................     9,582       10,721
  Trade payables ....................................    34,307       31,549
  Accrued compensation ..............................    22,811       26,626
  Income taxes payable ..............................     4,105        4,250
  Other current liabilities .........................    42,283       38,838
                                                       --------     --------
    Total current liabilities .......................   127,261      135,696
  Long-term obligations, net of current portion .....   199,942      228,083
  Pension liabilities ...............................    33,455       35,671
  Deferred income taxes .............................     4,418        7,957
  Other non-current liabilities .....................     7,582        9,389
                                                       --------     --------
    Total liabilities ...............................   372,658      416,796
                                                       --------     --------
  Commitments and contingencies Stockholders' equity:
  Common stock, par value $.01, 50,000 shares
   authorized, 13,320 shares at March 31, 2000 and
   13,202 shares at September 30, 1999 issued and
   outstanding ......................................       133          132
  Additional paid-in capital ........................    73,222       72,948
  Accumulated deficit ...............................   (59,387)     (65,641)
  Other comprehensive income ........................    10,857       10,498
                                                       --------     --------
    Total stockholders' equity ......................    24,825       17,937
                                                       --------     --------
    Total liabilities and stockholders' equity ......  $397,483     $434,733
                                                       ========     ========

---------------------
Note: The balance sheet at September 30, 1999 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

  The Accompanying Notes to Consolidated Financial Statements are an Integral
                         Part of these Balance Sheets.

                        WAVETEK WANDEL GOLTERMANN, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
            (Dollars and Shares in Thousands, Except Per Share Data)
                                  (Unaudited)

                                           Three Months         Six Months
                                          Ended March 31,     Ended March 31,
                                         ------------------  ------------------
                                           2000      1999      2000      1999
                                         --------  --------  --------  --------
Net sales .............................  $127,155  $114,466  $262,731  $240,931
Cost of goods sold ....................    50,434    47,927   103,428   102,562
                                         --------  --------  --------  --------
Gross margin ..........................    76,721    66,539   159,303   138,369
Operating expenses:
  Marketing and selling ...............    35,974    34,915    73,042    70,437
  Research and development ............    18,454    18,771    36,231    36,615
  General and administrative ..........    10,634    11,538    21,270    23,626
  Amortization of intangible assets ...     4,049     4,874     8,488     9,690
  Provisions for restructuring
   operations and other non-recurring
   charges ............................     1,652       --      2,020
                                         --------  --------  --------  --------
    Total operating expenses ..........    70,763    70,098   141,051   140,368
                                         --------  --------  --------  --------
Operating income (loss) ...............     5,958    (3,559)   18,252    (1,999)
Other (income) expense, net:
  Interest income .....................      (307)     (242)     (567)     (475)
  Interest expense ....................     4,606     5,244     9,968    10,435
  Other, net ..........................    (3,834)      370    (2,522)      131
                                         --------  --------  --------  --------
    Other (income) expense, net .......       465     5,372     6,879    10,091
                                         --------  --------  --------  --------
Income (loss) before provision
 (benefit) for income taxes............     5,493    (8,931)   11,373   (12,090)
Provision (benefit) for income taxes ..     2,471    (5,716)    5,119    (7,738)
                                         --------  --------  --------  --------
Net income (loss) .....................  $  3,022  $ (3,215) $  6,254  $ (4,352)
                                         ========  ========  ========  ========
Basic net income (loss) per share .....  $    .23  $  (0.24) $    .47  $  (0.33)
                                         ========  ========  ========  ========
Weighted average number of shares
 outstanding-basic ....................    13,313    13,202    13,288    13,202
                                         ========  ========  ========  ========
Diluted net income (loss) per share ...  $    .22  $  (0.24) $    .46  $  (0.33)
                                         ========  ========  ========  ========
Weighted average number of shares
 outstanding--diluted .................    13,653    13,202    13,567    13,202
                                         ========  ========  ========  ========

  The Accompanying Notes to Consolidated Financial Statements are an Integral
                    Part of these Statements of Operations.

                        WAVETEK WANDEL GOLTERMANN, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in Thousands)
                                  (Unaudited)

                                                           Six Months Ended
                                                               March 31,
                                                           ------------------
                                                             2000      1999
                                                           --------  --------
OPERATING ACTIVITIES:
Net income (loss) ........................................ $  6,254  $ (4,352)


Adjustments to reconcile net income (loss) to net cash
 provided by (used in) operating activities:
  Depreciation and amortization expense ..................   14,428    17,308
  Restructuring and other non-recurring charges ..........    2,020       --
  Deferred income taxes ..................................   (1,082)   (7,984)
  Changes in operating assets and liabilities:
    Accounts receivable ..................................   10,462     1,989
    Inventories ..........................................   (8,958)    5,558
    Other current assets .................................      488         6
    Accounts payable and accrued expenses ................   (1,425)  (16,267)
    Income taxes payable, net ............................     (144)       14
    Pension liabilities ..................................   (2,200)    2,033
    Gain on sale of assets ...............................   (3,229)      --
    Other, net ...........................................    1,890     1,278
                                                           --------  --------
Net cash provided by (used in) operating activities ......   18,504      (417)


INVESTING ACTIVITIES:
Purchase of property, plant and equipment ................   (6,365)   (7,642)
Exercise of stock options ................................      275       --
Proceeds from sale of assets .............................   29,400       --
                                                           --------  --------
Net cash provided (used in) by investing activities ......   23,310    (7,642)


FINANCING ACTIVITIES:
Proceeds from long-term obligations ......................  107,477   139,059
Principal payments on long-term obligations .............. (147,407) (145,702)
Other, net ...............................................      --       (672)
                                                           --------  --------
Net cash used in financing activities ....................  (39,930)   (7,315)
Effect of exchange rate changes on cash and cash
 equivalents .............................................     (999)   (3,047)
                                                           --------  --------
Increase (decrease) in cash and cash equivalents .........      885   (18,421)
Cash and cash equivalents at beginning of period .........   17,089    35,544
                                                           --------  --------
Cash and cash equivalents at end of period ............... $ 17,974  $ 17,123
                                                           ========  ========


SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:
Cash paid for interest ................................... $ 10,406  $  9,067
                                                           ========  ========
Cash paid for income taxes ............................... $  3,223  $  3,653
                                                           ========  ========

  The Accompanying Notes to Consolidated Financial Statements are an Integral
                    Part of these Statements of Cash Flows.

                        WAVETEK WANDEL GOLTERMANN, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

1. ORGANIZATION AND BASIS OF PRESENTATION

   Wavetek Wandel Goltermann, Inc., (the "Company") is a leading global designer, manufacturer, and marketer of a broad range of communications test instruments used to develop, manufacture, install, and maintain communications networks and equipment. The Company conducts its communications test business, which addresses most sectors of the communications test market, in four product areas: (1) telecom networks (traditional voice/data transmissions and new multi-service networks), (2) enterprise networks (local and wide-area network infrastructures), (3) multimedia (cable television and digital video broadcast), and (4) wireless (mobile telephony and data). These products provide comprehensive testing solutions to a wide range of end users. The Company's high-end instruments are used during the product development phase to stress test product functionality and performance. Other products are used during the production process to verify conformance to manufacturing specifications, while the Company's enhanced portable field service tools enable field technicians to quickly install, repair and maintain complex network infrastructures, as well as validate service levels. The Company also provides distributed remote test systems to many of its service provider customers, which allow such customers to more efficiently utilize their network engineers to monitor and test service levels. In addition, the Company provides repair, upgrade, and calibration services, as well as value-added professional services such as consulting and training on a worldwide basis.

   The consolidated financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. The consolidated balance sheet as of September 30, 1999 has been taken from the audited financial statements as of that date. Certain information and note disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. These consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's latest annual report on Form 10-K for the fiscal year ended September 30, 1999.

   The consolidated financial statements included herein reflect all adjustments (none of which are other than normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the information included. All significant intercompany accounts and transactions have been eliminated in consolidation. Interim results are not necessarily indicative of results to be expected for the full year. For comparative purposes, certain amounts have been reclassified to conform with the fiscal 2000 presentation.

2. NET INCOME (LOSS) PER SHARE

   The Company computes earnings per share in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128, EARNINGS PER SHARE ("SFAS 128"). Basic net income (loss) per share is based only on average common shares outstanding and excludes the dilutive effects of the Company's outstanding stock options. Diluted net income (loss) per share includes the dilutive effect of the Company's outstanding stock options. The Company has a simple capital structure and, accordingly, the only difference in the Company's computations of basic and diluted net income (loss) per share is the dilutive effect of outstanding stock options. For the three and six months ended March 31, 1999, the effect of outstanding stock options would have been anti-dilutive and, therefore, was not considered in the computation of diluted loss per share for such periods. All net income (loss) per share amounts for all periods have been presented in accordance with the requirements of SFAS 128.

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)

3. FINANCIAL STATEMENT DETAILS

   Inventories consist of the following:

                                                         March 31, September 30,
                                                           2000        1999
                                                         --------- -------------
                                                         (dollars in thousands)
     Materials .........................................  $17,919     $13,997
     Work-in-progress ..................................   14,718      18,172
     Finished goods ....................................   38,869      30,346
                                                          -------     -------
                                                          $71,506     $62,515
                                                          =======     =======

4. OTHER COMPREHENSIVE INCOME (LOSS)

   On October 1, 1998, the Company adopted SFAS No. 130, Reporting Comprehensive Income, which established standards for reporting and displaying comprehensive income (loss) and its components in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive income (loss) includes net income (loss) and other comprehensive income (loss). The Company's current and accumulated other comprehensive income (loss) as of and for the three and six month periods ended March 31, 2000 and 1999 is comprised solely of foreign currency translation adjustments.

   Comprehensive income (loss) is as follows:

                                        Three Months Ended   Six Months Ended
                                            March 31,           March 31,
                                        -------------------  ----------------
                                          2000      1999      2000     1999
                                        --------- ---------  ----------------
                                              (dollars in thousands)
     Net income (loss) ................ $  3,022    $(3,215) $ 6,254  $(4,352)
     Foreign currency translation
      adjustments......................     (764)      (345)     360     (671)
                                        --------  ---------  ------- --------
     Comprehensive income (loss) ...... $  2,258    $(3,560) $ 6,614  $(5,023)
                                        ========  =========  ======= ========

5. SEGMENT INFORMATION

   Based on its organizational structure prior to January 2000, the Company previously operated in two reportable segments: communications test and other test products. The Company's communications test business includes telecom networks, enterprise networks, multimedia, wireless and the service business. In the second quarter of 2000, the Company divested itself of its other test products business, which included test tools, precision measurement instruments, and electromagnetic measurement instruments.

   The Company's chief operating decision makers utilize revenue and operating income (loss) information, as defined below, in assessing performance and making overall operating decisions and resource allocations.

   The accounting policies of the segments are the same as those described in the summary of significant accounting policies.

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)

   Information about the Company's operating segments for the three months ended March 31, 2000 and 1999 is as follows (in thousands):

                                   Communications Other Test Corporate/
                                        Test       Products    Other     Total
                                   -------------- ---------- ---------- --------
      Revenues:
        2000 .....................    $124,592     $ 2,563    $    --   $127,155
        1999 .....................     106,825       7,641         --    114,466
      Operating income (loss):
        2000(1) ..................      10,764         333         562    11,659
        1999(1) ..................       2,846         204      (1,735)    1,315

   Information about the Company's operating segments for the six months ended
March 31, 2000 and 1999 is as follows (in thousands):

                                   Communications Other Test Corporate/
                                        Test       Products    Other     Total
                                   -------------- ---------- ---------- --------
      Revenues:
        2000 .....................    $250,564     $12,167    $    --   $262,731
        1999 .....................     226,090      14,841         --    240,931
      Operating income (loss):
        2000 (1) .................      28,423         287          51    28,760
        1999(1) ..................      14,176         937      (7,422)    7,691

   Information about the Company's operating segments as of March 31, 2000 and September 30, 1999 is as follows (in thousands):

                                   Communications Other Test Corporate/
                                        Test       Products   Other(2)   Total
                                   -------------- ---------- ---------- --------
      Total Assets:
        March 31, 2000 ...........    $117,619     $ 3,934    $275,931  $397,483
        September 30, 1999 .......     129,426       6,749     298,558   434,733

---------------------
Notes:
(1) Operating income (loss) on reportable segments is defined by management as operating income (loss), including intersegment profits, and excluding amortization of intangible assets and restructuring and other non-recurring charges.
(2) Corporate/Other assets include purchased intangible assets and investments in subsidiaries at March 31, 2000 and September 30, 1999 totaling $203,433 and $237,499, respectively.

6. SALE OF PRECISION MEASUREMENT AND TEST TOOLS DIVISIONS

   In January 2000, the Company completed the sale of its precision measurement and test tools divisions to Fluke Electronics Corporation, a subsidiary of Danaher Corporation. It was determined that these businesses were not a strategic fit with the Company's core communications test business. Sales for the three months ended December 31, 1999 amounted to $8.8 million and fiscal year 1999 sales totaled $25.8 million. There were no significant gains or losses realized on the sale of these two divisions.

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)

7. SALE OF SAFETY TEST SOLUTION BUSINESS

   In February 2000, the Company completed the sale of its safety test solution business to L-3 Communications Corporation. It was determined that this business was not a strategic fit with the Company's core communications test business. Sales for the three months ended December 31, 1999 amounted to $.8 million and fiscal year 1999 sales totaled $4.4 million. Sales from January 1, 2000 to the closing date of the sale were immaterial. The gain realized on the sale was approximately $3.2 million.

8. MERGER WITH DYNATECH CORPORATION

   On February 14, 2000, the Company, Dynatech corporation, a Delaware corporation ("Dynatech"), and DWW Acquisition Corporation, a Delaware corporation and indirect subsidiary of Dynatech ("Mergerco"), entered into an Agreement and Plan of Merger pursuant to which Mergerco would merge with the Company, with the Company as the surviving corporation. The merger is subject to customary closing conditions, including obtaining applicable competition law approvals. In the merger, at the election of holders of the Company's common stock, such holders will be entitled to receive with respect to each share of common stock of the Company (i) $25.00 or (ii) 4.49 shares of common stock of Dynatech. The aggregate transaction value is approximately $600 million, which includes approximately $224 million of the Company's indebtedness.

   The merger will constitute a change in control with respect to the Company's 10.125% Senior Subordinated Notes due June 14, 2007. As a result, the Company will be obligated to send to the holders of the notes within ten days following the closing of the merger an offer to purchase the notes at 101% of their principal amount. Such offer must specify a day not less than 30 and not more than 60 days from the date the Company's notice mailed on which the Company will purchase all notes tendered to the Company. On March 14, 2000, the Company launched a tender offer to repurchase all of the outstanding notes. The tender offer for the notes is conditioned upon the closing of the merger.

   In connection with the merger, Dynatech intends to enter into a new multi-currency senior credit facility with a syndicate of banks for an aggregate principal amount of approximately $860 million including revolver and term loans, and to sell newly-issued common stock to Clayton, Dubilier & Rice Fund V Limited Partnership ("Fund V"), Dynatech's controlling stockholder, and Clayton Dublier & Rice Fund VI Limited Partnership ("Fund VI"), an affiliate of Dynatech's controlling stockholder, at a price per share of $4.00. In addition, Dynatech expects to make a rights offering to the Company's other stockholders to purchase newly issued shares at the same price per share offered to Fund V and Fund VI.

   The Company anticipates the customary closing conditions, including obtaining applicable competition law approvals will be finalized by late May 2000 and the Company estimates that the closing of the merger will occur shortly thereafter.

   Peter Wagner, the Company's Chief Executive Officer, has indicated that he will remain with the Company through the closing of the Merger with Dynatech. However, Mr. Wagner has accepted employment with another company as of June 1, 2000. In the event that the Merger is not consummated by such time, the Company will appoint an interim Chief Executive Officer or make other interim arrangements.

9. SUPPLEMENTAL CONDENSED CONSOLIDATING FINANCIAL DATA

   The Company's payment obligations under its 10.125% Senior Subordinated Notes are guaranteed by all of the Company's current and future domestic subsidiaries (collectively, the "Subsidiary Guarantors"). WGTI,

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)
Wandel & Goltermann ATE Systems, Inc., and Wavetek U.S. Inc. and its subsidiary, Digital Transport Systems, Inc. are shown as Subsidiary Guarantors for all periods presented. Such guarantees are full and unconditional and joint and several. Separate financial statements of the Subsidiary Guarantors are not presented because the Company's management has deemed that they would not be material to investors. The following supplemental condensed consolidating financial data sets forth, on an unconsolidated basis, balance sheets, statements of operations, and statements of cash flows data for (i) the Company (Wavetek Wandel Goltermann, Inc., formerly Wavetek Corporation, the issuer of the Notes), (ii) the current Subsidiary Guarantors, and (iii) the Company's foreign subsidiaries (the "Foreign Subsidiaries"). The supplemental financial data reflects the investments of the Company in the Subsidiary Guarantors and the Foreign Subsidiaries using the equity method of accounting.

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)
                          CONSOLIDATING BALANCE SHEETS

                              As of March 31, 2000
                       (Dollars and Shares in Thousands)

                          Wavetek Wandel
                            Goltermann   Subsidiary   Foreign
                               Inc.      Guarantors Subsidiaries Eliminations Consolidated
                          -------------- ---------- ------------ ------------ ------------
         ASSETS
Current assets:
  Cash and cash
   equivalents..........     $    663     $  4,424    $ 12,887    $      --    $  17,974
  Accounts receivable
   (less allowance for
   doubtful accounts of
   $4,071)..............       44,998       62,503      79,405       (94,793)     92,113
  Inventories...........          --        19,161      57,564        (5,219)     71,506
  Deferred income
   taxes................        2,912        3,932        (876)          499       6,467
  Other current assets..           57        1,009      12,931           --       13,997
                             --------     --------    --------    ----------   ---------
Total current assets....       48,630       91,029     161,911       (99,513)    202,057
Property, plant and
 equipment, net.........        1,322        7,266      44,478           --       53,066
Intangible assets, net..        5,922      100,875      30,106           --      136,903
Investment in
 subsidiaries...........      166,712          --          --       (166,712)        --
Other non-current
 assets.................            3         (434)      2,618         3,270       5,457
                             --------     --------    --------    ----------   ---------
    Total assets........     $222,589     $198,736    $239,113    $ (262,955)  $ 397,483
                             ========     ========    ========    ==========   =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable.........     $    --      $    --     $  9,094    $      --    $   9,094
  Current portion of
   long-term obligations
   .....................          --           633       4,446           --        5,079
  Current portion of
   long-term obligations
   to related parties ..          --           --        9,582           --        9,582
  Trade payables........       31,105       28,127      62,870       (87,795)     34,307
  Accrued compensation..        1,195        4,551      17,065           --       22,811
  Income taxes payable..      (21,650)      21,419       4,336           --        4,105
  Other current
   liabilities..........        3,814        8,122      32,667        (2,320)     42,283
                             --------     --------    --------    ----------   ---------
Total current
 liabilities............       14,464       62,852     140,060       (90,115)    127,261
Long-term obligations,
 net of current
 portion................      172,565        1,626      29,323        (3,572)    199,942
Pension liabilities.....          --           203      33,252           --       33,455
Deferred income taxes...         (519)      22,662     (15,696)       (2,029)      4,418
Other non-current
 liabilities............          --         2,140       5,442           --        7,582
                             --------     --------    --------    ----------   ---------
    Total liabilities         186,510       89,483     192,381       (95,716)    372,658
                             --------     --------    --------    ----------   ---------
Commitments and
 contingencies
 Stockholders' equity:
  Common stock..........          133          --       (1,466)        1,466         133
  Additional paid-in
   capital..............       73,222      171,122      85,506      (256,628)     73,222
  Accumulated deficit...      (59,386)     (61,841)    (33,946)       95,786     (59,387)
  Other comprehensive
   income (loss)........       22,110          (28)     (3,362)       (7,863)     10,857
                             --------     --------    --------    ----------   ---------
    Total stockholders'
     equity.............       36,079      109,253      46,732      (167,239)     24,825
                             --------     --------    --------    ----------   ---------
    Total liabilities
     and stockholders'
     equity.............     $222,589     $198,736    $239,113    $ (262,955)  $ 397,483
                             ========     ========    ========    ==========   =========

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)

                          CONSOLIDATING BALANCE SHEETS

                            As of September 30, 1999
                             (Dollars in Thousands)

                           Wavetek Wandel  Subsidiary   Foreign
                          Goltermann, Inc. Guarantors Subsidiaries Eliminations Consolidated
                          ---------------- ---------- ------------ ------------ ------------
         ASSETS
Current assets:
  Cash and cash
   equivalents..........      $     11      $  4,578    $ 12,500    $     --      $ 17,089
  Accounts receivable
   (less allowance for
   doubtful accounts of
   $4,608)..............        42,956        46,715      87,312      (74,451)     102,532
  Inventories...........           --         13,884      52,388       (3,757)      62,515
  Deferred income
   taxes................           561         4,482       3,879          --         8,922
  Other current assets..           156         1,917      11,563          --        13,636
                              --------      --------    --------    ---------     --------
    Total current
     assets.............        43,684        71,576     167,642      (78,208)     204,694
Property, plant and
 equipment, net.........         1,361         8,013      51,201          --        60,575
Intangible assets, net..         5,617       110,170      46,695          --       162,482
Investment in
 subsidiaries...........       167,992           --          --      (167,992)         --
Other non-current
 assets.................             6         1,988       4,988          --         6,982
                              --------      --------    --------    ---------     --------
    Total assets........      $218,660      $191,747    $270,526    $(246,200)    $434,733
                              ========      ========    ========    =========     ========
  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable.........      $    --       $    --     $ 17,510    $     --      $ 17,510
  Current portion of
   long-term
   obligations..........           --            685       5,517          --         6,202
  Current portion of
   long-term obligations
   to related parties...           --            --       10,721          --        10,721
  Trade payables........        17,236        17,322      61,873      (64,882)      31,549
  Accrued compensation..           396         6,734      19,496          --        26,626
  Income taxes payable..       (18,986)       18,978       4,258          --         4,250
  Other current
   liabilities..........         4,516         5,786      28,536          --        38,838
                              --------      --------    --------    ---------     --------
    Total current
     liabilities........         3,162        49,505     147,911      (64,882)     135,696
Long-term obligations,
 net of current
 portion................       198,080         7,784      31,695       (9,476)     228,083
Pension liabilities.....           --            --       35,671          --        35,671
Deferred income taxes...          (519)       19,953     (11,477)         --         7,957
Other non-current
 liabilities............           --          4,088       5,301          --         9,389
                              --------      --------    --------    ---------     --------
    Total liabilities...       200,723        81,330     209,101      (74,358)     416,796
                              --------      --------    --------    ---------     --------
Commitments and
 contingencies
 Stockholders' equity:
  Common stock..........           132           --          --           --           132
  Additional paid-in
   capital..............        72,948       171,121      87,187     (258,308)      72,948
  Accumulated deficit...       (65,641)      (60,682)    (36,282)      96,964      (65,641)
  Other comprehensive
   income (loss)........        10,498           (22)     10,520      (10,498)      10,498
                              --------      --------    --------    ---------     --------
    Total stockholders'
     equity.............        17,937       110,417      61,425     (171,842)      17,937
                              --------      --------    --------    ---------     --------
    Total liabilities
     and stockholders'
     equity.............      $218,660      $191,747    $270,526    $(246,200)    $434,733
                              ========      ========    ========    =========     ========

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)

                     CONSOLIDATING STATEMENTS OF OPERATIONS

                   For The Three Months Ended March 31, 2000
                             (Dollars in Thousands)

                          Wavetek Wandel
                            Goltermann   Subsidiary   Foreign
                               Inc.      Guarantors Subsidiaries Eliminations Consolidated
                          -------------- ---------- ------------ ------------ ------------
Net sales...............     $   --       $46,224     $100,851     $(19,920)    $127,155
Cost of goods sold......         --        21,908       47,534      (19,008)      50,434
                             -------      -------     --------     --------     --------
Gross margin............         --        24,316       53,317         (912)      76,721
Operating expenses:
  Marketing and
   selling..............         552        9,764       25,658          --        35,974
  Research and
   development..........         --         5,881       12,573          --        18,454
  General and
   administrative.......          17        3,148        7,469          --        10,634
  Amortization of
   intangible assets....         (52)       2,993        1,108          --         4,049
  Provisions for
   restructuring
   operations and other
   non-recurring
   charges..............         521          779          641         (289)       1,652
                             -------      -------     --------     --------     --------
    Total operating
     expenses...........       1,038       22,565       47,449         (289)      70,763
                             -------      -------     --------     --------     --------
Operating income
 (loss).................      (1,038)       1,751        5,868         (623)       5,958
Other (income) expense,
 net:
  Interest income.......        (514)        (174)        (133)         514         (307)
  Interest expense......       3,260          264        1,596         (514)       4,606
  Equity in net (income)
   loss of
   subsidiaries.........
  Other, net............        (386)          85       (5,321)       1,788       (3,834)
                             -------      -------     --------     --------     --------
    Other (income)
     expense, net.......       2,360          175       (3,858)       1,788          465
                             -------      -------     --------     --------     --------
Income (loss) before
 provision (benefit) for
 income taxes ..........      (3,398)       1,576        9,726       (2,411)       5,493
Provision (benefit) for
 income taxes...........      (6,420)        (128)       6,800        2,219        2,471
                             -------      -------     --------     --------     --------
Net income (loss).......       3,022        1,704        2,926       (4,630)       3,022
                             =======      =======     ========     ========     ========

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)

                     CONSOLIDATING STATEMENTS OF OPERATIONS

                   For the Three Months Ended March 31, 1999
                             (Dollars in Thousands)

                          Wavetek Wandel  Subsidiary   Foreign
                          Goltermann Inc. Guarantors Subsidiaries Eliminations Consolidated
                          --------------- ---------- ------------ ------------ ------------
Net sales...............      $   --       $36,025     $94,383      $(15,942)    $114,466
Cost of goods sold......           11       17,274      47,122       (16,480)      47,927
                              -------      -------     -------      --------     --------
Gross margin............          (11)      18,751      47,261           538       66,539
Operating expenses:
  Marketing and
   selling..............          487        8,994      25,434           --        34,915
  Research and
   development..........            2        5,846      12,923           --        18,771
  General and
   administrative.......        1,824        2,388       7,326           --        11,538
  Amortization of
   intangible assets....           85        3,008       1,781           --         4,874
                              -------      -------     -------      --------     --------
    Total operating
     expenses...........        2,398       20,236      47,464           --        70,098
                              -------      -------     -------      --------     --------
Operating income
 (loss).................       (2,409)      (1,485)       (203)          538       (3,559)
Other (income) expense,
 net:
  Interest income.......         (305)         (85)       (157)          305         (242)
  Interest expense......        3,694          153       1,702          (305)       5,244
  Equity in net (income)
   loss of
   subsidiaries.........         (439)         --          --            439          --
  Other, net............         (558)         (35)        963           --           370
                              -------      -------     -------      --------     --------
    Other (income)
     expense, net.......        2,392           33       2,508           439        5,372
                              -------      -------     -------      --------     --------
Income (loss) before
 provision (benefit) for
 income taxes ..........       (4,801)      (1,518)     (2,711)           99       (8,931)
Provision (benefit) for
 income taxes...........       (1,586)        (112)      2,024        (6,042)      (5,716)
                              -------      -------     -------      --------     --------
Net income (loss).......      $(3,215)     $(1,406)    $(4,735)     $  6,141     $ (3,215)
                              =======      =======     =======      ========     ========

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)

                     CONSOLIDATING STATEMENTS OF OPERATIONS

                    For the Six Months Ended March 31, 2000
                             (dollars In Thousands)

                          Wavetek Wandel  Subsidiary   Foreign
                          Goltermann Inc. Guarantors Subsidiaries Eliminations Consolidated
                          --------------- ---------- ------------ ------------ ------------
Net sales...............       $ --        $92,877     $209,460    $ (39,606)    $262,731
Cost of goods sold......         --         43,587       97,985      (38,144)     103,428
                              ------       -------     --------    ---------     --------
Gross margin............         --         49,290      111,475       (1,462)     159,303
Operating expenses:
  Marketing and
   selling..............       1,082        19,502       52,458          --        73,042
  Research and
   development..........         --         11,566       24,665          --        36,231
  General and
   administrative.......         306         6,497       14,467          --        21,270
  Amortization of
   intangible assets....         (73)        6,080        2,481          --         8,488
  Provisions for non-
   recurring charges....         521           783        1,005         (289)       2,020
                              ------       -------     --------    ---------     --------
    Total operating
     expenses...........       1,836        44,428       95,076         (289)     141,051
                              ------       -------     --------    ---------     --------
Operating income
 (loss).................      (1,836)        4,862       16,399       (1,173)      18,252
Other (income) expense,
 net:
  Interest income.......      (1,031)         (199)        (368)       1,031         (567)
  Interest expense......       7,201           541        3,257       (1,031)       9,968
  Equity in net (income)
   loss of
   subsidiaries.........      (5,105)          --           --         5,105          --
  Other, net............          87           338       (4,735)       1,788       (2,522)
                              ------       -------     --------    ---------     --------
    Other (income)
     expense, net.......       1,152           680       (1,846)       6,893        6,879
                              ------       -------     --------    ---------     --------
Income (loss) before
 provision (benefit) for
 income taxes ..........      (2,988)        4,182       18,245       (8,066)      11,373
Provision (benefit) for
 income taxes...........      (9,242)        1,567       11,572        1,222        5,119
                              ------       -------     --------    ---------     --------
Net income (loss).......       6,254         2,615        6,673       (9,288)       6,254
                              ======       =======     ========    =========     ========

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)

                     CONSOLIDATING STATEMENTS OF OPERATIONS
                    For The Six Months Ended March 31, 1999
                             (Dollars in Thousands)

                          Wavetek Wandel  Subsidiary   Foreign
                          Goltermann Inc. Guarantors Subsidiaries Eliminations Consolidated
                          --------------- ---------- ------------ ------------ ------------
Net sales...............      $   --       $74,859     $198,864     $(32,792)    $240,931
Cost of goods sold......           39       38,032       95,829      (31,338)     102,562
                              -------      -------     --------     --------     --------
Gross margin............          (39)      36,827      103,035       (1,454)     138,369
Operating expenses:
  Marketing and
   selling..............        1,512       18,054       50,871          --        70,437
  Research and
   development..........            2       11,189       25,424          --        36,615
  General and
   administrative.......        2,885        5,377       15,364          --        23,626
  Amortization of
   intangible assets....          121        6,016        3,553          --         9,690
                              -------      -------     --------     --------     --------
    Total operating
     expenses...........        4,520       40,636       95,212          --       140,368
                              -------      -------     --------     --------     --------
Operating income
 (loss).................       (4,559)      (3,809)       7,823       (1,454)      (1,999)
Other (income) expense,
 net:
  Interest income.......         (339)        (135)        (306)         305         (475)
  Interest expense......        6,563          293        3,884         (305)      10,435
  Equity in net (income)
   loss of
   subsidiaries.........       (2,451)         --         1,452          999          --
  Other, net............         (693)        (288)       1,112          --           131
                              -------      -------     --------     --------     --------
    Other (income)
     expense, net.......        3,080         (130)       6,142          999       10,091
                              -------      -------     --------     --------     --------
Income (loss) before
 provision (benefit) for
 income taxes...........       (7,639)      (3,679)       1,681       (2,453)     (12,090)
Provision (benefit) for
 income taxes...........       (3,287)         119        5,979      (10,549)      (7,738)
                              -------      -------     --------     --------     --------
Net income (loss).......      $(4,352)     $(3,798)    $ (4,298)    $  8,096     $ (4,352)
                              =======      =======     ========     ========     ========

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)

                CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

                    For The Six Months Ended March 31, 2000
                             (Dollars in Thousands)

                          Wavetek Wandel
                            Goltermann   Subsidiary   Foreign
                               Inc.      Guarantors Subsidiaries Eliminations Consolidated
                          -------------- ---------- ------------ ------------ ------------
OPERATING ACTIVITIES
Net cash provided by
 (used in) operating
 activities.............    $    (764)    $ 6,795     $ 12,473      $ --       $  18,504


INVESTING ACTIVITIES
Purchase of property and
 equipment..............         (230)     (1,209)      (4,926)       --          (6,365)
                            ---------     -------     --------      -----      ---------
Net cash provided by
 (used in) investing
 activities.............       25,345      (8,024)       5,989        --          23,310


FINANCING ACTIVITIES
Proceeds from long-term
 obligations............       95,077         --        12,400        --         107,477
Principal payments on
 long-term obligations..     (119,007)        --       (28,400)       --        (147,407)
Capital contribution
 from Wavetek Wandel
 Goltermann, Inc. to
 subsidiary.............          --          650         (650)       --             --
Loans to subsidiaries
 from Wavetek Wandel
 Goltermann, Inc. ......       (1,461)        --         1,461        --             --
Repayment of loan from
 subsidiary to Wavetek
 Wandel Goltermann, Inc.
 .......................          297         (26)        (271)       --             --
Repayment of loans from
 subsidiaries...........       (1,575)        --         1,575        --             --
Other, net..............        2,739         451       (3,190)       --             --
                            ---------     -------     --------      -----      ---------
Net cash provided by
 (used in) financing
 activities ............      (23,930)      1,075      (17,075)       --         (39,930)
Effect of exchange rate
 changes on cash and
 cash equivalets .......          --          --          (999)       --            (999)
                            ---------     -------     --------      -----      ---------
Increase (decrease) in
 cash and cash
 equivalents ...........          651        (154)         388        --             885
Cash and cash
 equivalents at
 beginning of period ...           11       4,578       12,500        --          17,089
                            ---------     -------     --------      -----      ---------
Cash and cash
 equivalents at end of
 period.................          663       4,424       12,887        --          17,974
                            =========     =======     ========      =====      =========

                        WAVETEK WANDEL GOLTERMANN, INC.

                                  (Unaudited)
                CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

                    For the Six Months Ended March 31, 1999
                             (Dollars in Thousands)

                          Wavetek Wandel  Subsidiary   Foreign
                          Goltermann Inc. Guarantors Subsidiaries Eliminations Consolidated
                          --------------- ---------- ------------ ------------ ------------
OPERATING ACTIVITIES
Net cash provided by
 (used in) operating
 activities ............     $(23,865)     $ 22,301    $  1,147      $ --       $    (417)
INVESTING ACTIVITIES
Purchase of property and
 equipment..............         (264)       (1,588)     (5,790)       --          (7,642)
Transfer of
 subsidiaries...........      (28,536)          --       28,536        --             --
                             --------      --------    --------      -----      ---------
Net cash provided by
 (used in) investing
 activities ............      (28,800)       (1,588)     22,746        --          (7,642)
FINANCING ACTIVITIES
Proceeds from long-term
 obligations............      107,352         1,402      30,305        --         139,059
Principal payments on
 long-term obligations..      (59,408)       (1,775)    (84,519)       --        (145,702)
Dividend from subsidiary
 to Wavetek Wandel
 Goltermann, Inc. ......       22,000       (22,000)
Capital contribution
 from Wavetek Wandel
 Goltermann, Inc. to
 subsidiary ............       (2,034)          --        2,034        --             --
Loans to subsidiaries
 from Wavetek Wandel
 Goltermann, Inc. ......      (36,078)        6,203      29,875        --             --
Repayment of loan from
 subsidiary to Wavetek
 Wandel Goltermann, Inc.
 .......................       28,996       (28,996)        --         --             --
Repayment of loans from
 subsidiaries...........       (7,500)       (1,818)      9,318        --             --
Other, net..............         (672)          --          --         --            (672)
                             --------      --------    --------      -----      ---------
Net cash provided by
 (used in) financing
 activities ............       52,656       (46,984)    (12,987)       --          (7,315)
Effect of exchange rate
 changes on cash and
 cash equivalents ......          --            --       (3,047)       --          (3,047)
                             --------      --------    --------      -----      ---------
Increase (decrease) in
 cash and cash
 equivalents ...........           (9)      (26,271)      7,859        --         (18,421)
Cash and cash
 equivalents at
 beginning of period ...           19        31,143       4,382        --          35,544
                             --------      --------    --------      -----      ---------
Cash and cash
 equivalents at end of
 period.................     $     10      $  4,872    $ 12,241      $ --       $  17,123
                             ========      ========    ========      =====      =========